Investor Presentation Exhibit 99.1

Forward Looking Statements
This presentation contains forward-looking statements as defined by the Private
Securities Litigation Reform Act of 1995, including projections of Cooper’s results.
Forward-looking statements necessarily depend on assumptions, data or methods that may be incorrect or imprecise and are subject to risks and uncertainties.
Actual results could differ materially from the projections made in this presentation.
Additional information concerning factors that could cause material differences can be found in Cooper’s periodic filings with the Securities and Exchange
Commission. They are available publicly and on request from Cooper’s investor relations department.

Company Overview

The Cooper Companies
The Cooper Companies
Global medical products company
Develops, manufactures and markets specialty
healthcare products through its subsidiaries:
CooperVision (CVI) and CooperSurgical (CSI)
Headquartered in Pleasanton, CA
Total Employees:  7,500 (approx)
30 countries with direct presence
CooperVision
Global leader in contact lenses
Primary offices in US, UK, Japan, Australia
Primary manufacturing in US, UK, Puerto Rico
6,900 employees (approx)
CooperSurgical
Leader in the US Ob-Gyn space
Primary office in US
Primary manufacturing in US
570 employees (approx)
Source:  Company reported data
Company Overview
CooperVision
$222.0M
84%
CooperSurgical
$41.5M
16%
Q2 FY2008 Sales

CVI
$188.2M
CSI
$37.4M
CVI
$222.0M
CSI
$41.5M
Q2 FY07 Q2 FY08
CVI
$698M
CSI
$109M
CVI
$734M
CSI
$125M
CVI
$796M
CSI
$155M
CVI
$913M
CSI
$167M
2005 2006 2007 2008E*
The Cooper Companies
FY 2007
Sales:  $951M, up 11%
CVI up 8%
CSI up 24% (9% organic)
Non-GAAP EPS*:  $2.12
Shares outstanding (diluted):  44.7M
Q2 FY 2008
Sales:  $263.5M, up 17% YoY
CVI up 18%
CSI up 11% (9% organic)
GAAP EPS: $0.25
Non-GAAP EPS*:  $0.49
Shares outstanding (diluted):  47.7M
* 2008E represents midpoint of mgmt guidance as of
3/6/08 for $1,060-$1,100M.  Confirmed 6/5/08.
COO Annual Sales
•Excludes non-recurring and other unusual items. A reconciliation of non-GAAP to GAAP can be found at www.coopercos/investor
COO Quarterly Sales
Company Overview

Note:  Per share amounts refer to diluted shares.
*  As issued on 3/6/08 and confirmed 6/5/08.
**  YoY Change to FY08 from FY07 uses the midpoint of the guidance range and assumes no acquisitions.
*** Excludes non-recurring and other unusual items. A reconciliation of non-GAAP to GAAP for FY 2007 can be found at www.coopercos/investor
The Cooper Companies
$125-$140
FY09
Guidance*
N/A 15.5% - 16.5% Operating Margin***
0% 61% - 63% Gross Margin***
10% $160 - $170 CapEx
N/A
N/A
14%
8%
15%
YoY Proj.
Change**
$2.10 - $2.35 Non-GAAP***
$1.40 - $1.85 GAAP
$1,060 - $1,100 TOTAL
$165 - $170 CSI
$895 - $930 CVI
FY08
Guidance*
Guidance
$ in millions, except EPS and percentages

The Cooper Companies
New Products
1-Month SiH (Biofinity
®
) launched in June 2007.  FY08 Guidance of $50-70M in sales.
Proclear
®
1 Day launched in US and Europe in late 2007.
2-Week SiH (Avaira™) launched in April 2008.  FY08 Guidance of $8-10M in sales.
Product Pipeline
1-Month SiH Toric (Biofinity) expected launch in 1Q CY09
2-Week SiH Toric (Avaira) expected launch by end CY09
Proclear 1 Day expected launch in Japan in 1H FY09
Liquidity
Convert – $115M convert may be “put” on July 1, 2008
CapEx – Expect $160-170M in FY08, $125-140M in FY09, below $125M in FY10
FCF – Expect to be FCF positive in fiscal 3Q and 4Q, and $50m+ of FCF in FY09
Recent Management Changes
Current Topics
Name Position Effective Date
Eugene Midlock Senior Vice President and CFO Feb. 12, 2008
John Weber President of CVI Feb. 22, 2008
Jeff McLean Executive VP of Commercial Strategies of CVI April 29, 2008
Juan Carlos Aragon President Asia Pacific of CVI May 9, 2008

The Cooper Companies
The Cooper Companies
Consistent double-digit organic revenue growth
Gross margin in the low 60’s
Operating margin in the low 20’s (post share-based compensation)
EPS growth of 15-20%
CooperVision
Grow at a rate of at least 1.5x global market
Become the #2 global contact lens company
CooperSurgical
Maintain high single-digit organic growth
Complete accretive acquisitions and expand within the OR, fertility & in-office segments
Long Term Objectives

$188.2M
$222.0M
$100.0
$110.0
$120.0
$130.0
$140.0
$150.0
$160.0
$170.0
$180.0
$190.0
$200.0
$210.0
$220.0
$230.0
Q2 FY07 Q2 FY08
$698M
$734M
$796M
$913M
2005 2006 2007 2008E*
CooperVision
CooperVision (CVI) develops, manufactures
and markets a broad range of contact
lenses for the global market
FY 2007
Sales: $796M, up 8%
Gen II conversion materially completed
Consolidated 21 warehouses in Europe
and the US to three distribution centers
Q2 FY 2008 Highlights
Sales: $222M, up 18% YoY (10%
constant currency)
Outpaced est. market growth of 6%
constant currency
Introduced Avaira™ in April; sales of
$2.6M in May
Biofinity
®
sales of $12.4M, up 37% over
FQ1
* 2008E represents midpoint of mgmt guidance as of
3/6/08 for $895M - $930M.  Confirmed 6/5/08.
CVI Annual Sales
CVI Quarterly Sales
Company Overview

CooperVision
All Major CVI Lens Categories Grew
YoY in Fiscal 2Q08
Specialty
Toric
Sales of $73M, up 8% YoY
Multifocal
Sales of $14M, up 28% YoY
Cosmetic
Sales of $4M, up 16% YoY
Proclear
®
- all day comfort
Sales of $60M, up 33% YoY
Single-Use Sphere
Sales of $39M, up 62% YoY
Silicone Hydrogel
Biofinity
®
sales of $12.4M
Avaira™ sales of $114K
* Specialty lenses include toric, cosmetic and multifocal lenses.
Source:  Company reported data
CVI Global Soft Lens Sales
By Product, 2Q FY2008
Sales by Category
Silicone
Hydrogel
$12M
5%
Specialty*
$91M
41%
Spherical
(Single Use)
$39M
18%
Spherical
(Reusable)
$81M
36%

CooperVision
All Major CVI Geographies Grew
YoY in Fiscal 2Q08
Revenue by geography
Americas
Sales of $95M, up 10% YoY
Europe
Sales of $87M, up 20% YoY
Asia-Pacific
Sales of $40M, up 38% YoY
Direct sales office expansion in Asia Pac
S. Korea, Singapore, Malaysia, Taiwan
China
Shanghai in July 2007
Hong Kong in March 2008 Source:  Company reported data
CVI Global Soft Lens Sales
By Region, 2Q FY2008
Sales by Region
Americas
$95M
43%
Europe
$87M
39%
Asia-Pacific
$40M
18%

United States
#1 J&J
#2 Cooper
#3 Ciba
#4 B&L
Europe
#1 Ciba
#2 Cooper
#3 J&J
#4 B&L
Asia/Pac
#1 J&J
#2 B&L
#3 Ciba
#4 Cooper
Source:  Independent Market Research Data / Management estimates

Global Market Statistics
Global Soft Contact Lens Market
By Competitor, Q1 2008
Competitive Dynamics
B&L
15%
Cooper
16%
CIBA
23%
JNJ
42%
Other
4%

Global Market Statistics
EMEA
Asia-Pac
15% Monthly:
28% 2-Week:
57% Daily:
50% Monthly:
12% 2-Week:
38% Daily:
Global
27% Monthly:
39% 2-Week:
34% Daily:
Source: Management estimates

Modality Breakdown
Americas
25% Monthly:
65% 2-Week:
10% Daily:

Global Market Statistics
$ in millions
(1) At 2008 Budgeted FX Rates
* Specialty lenses include toric, cosmetic and multifocal lenses.
Source:  Company reported data and independent market research
6%
9%
4%
$5,392
(1)
$7,287
CAGR
CY 2007 to CY 2012E
6% (Market)

Soft Lens Sales
Estimated 5-Year Sales Trend
By Product
Revised 5/27/08 for 2008 Budgeted FX Rates
Spherical
(Reusable)
$2,239
41%
Spherical
(Single Use)
$1,765
33%
Specialty*
$1,388
26%
Spherical
(Reusable)
$2,653
36%
Spherical
(Single Use)
$2,741
38%
Specialty*
$1,893
26%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
CY 2007A CY 2012E

Global Market Statistics
(1) At 2008 Budgeted FX Rates
* Europe includes Mideast and Africa
Source:  Company reported data and independent market research
6%
7%
6%
$5,392
(1)
$7,287
CAGR
CY 2007 to CY 2012E
6% (Market)

Soft Lens Sales
$ in millions
Estimated 5-Year Sales Trend
By Region
Americas
$2,121
39%
Asia/Pacific
$1,607
30%
Europe*
$1,664
31%
Americas
$2,838
39%
Asia/Pacific
$2,212
30%
Europe*
$2,237
31%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
CY 2007A CY 2012E
Revised 5/27/08 for 2008 Budgeted FX Rates

$37.4M
$41.5M
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
$18.0
$20.0
$22.0
$24.0
$26.0
$28.0
$30.0
$32.0
$34.0
$36.0
$38.0
$40.0
Q2 FY07 Q2 FY08
$109M
$125M
$155M
$167M
2005 2006 2007 2008E*
CooperSurgical
CooperSurgical (CSI) develops,
manufactures, and markets medical devices,
diagnostic products and surgical instruments
for gynecologists and obstetricians
Leader of the fragmented US medical
device segment of women’s healthcare
Holds an estimated 9% share of $1.6B
market*
Leader of in-office Ob-Gyn products
FY 2007
Sales: $155M, up 24% (9% organic)
Q2 2008 Highlights
Sales: $41.5M, up 11% YoY (9% organic)
Success of hospital / OR strategy
Sales of products marketed directly to
hospitals grew 17% to $12M
Represent 29% of CSI's total sales
* Source:  Wall Street Research.  Market includes HPV mgmt, female sterilization, female incontinence, uterine conditions mgmt, obstetrics, office instruments & disposables, assisted reproduction, osteoporosis and patient education.
* 2008E represents midpoint of mgmt guidance as of
3/6/08 for $165M - $170M.  Confirmed 6/5/08.
CSI Annual Sales
Company Overview
CSI Quarterly Sales

CooperSurgical
CooperSurgical has evolved into a clear leader in the fragmented medical device segment of women’s healthcare due to 4 key factors:
Extensive customer base
Strong brand awareness
Depth and breadth of product offerings
Market focus
Source:  Management Estimates
Diversified Product Lines
Hospital
29%
Fertility Clinic
6%
Office
65%
Hospital/OR Competitors Estimated Market Share
Surgical Sterilization 5 15%
Uterine Manipulation 5 50%
Trocar Closure Device 2 70%
Surgical Site Retractor 3 60%
Neonatal Products 4 20%
IVF  Competitors Estimated Market Share
IVF Product 7 30%
Office Competitors Estimated Market Share
Incontinence 3 60%
Colposcopy 4 70%
Gyn Office Instruments 10 10%
Pap Brush 2 90%
Fetal Dopplers & Monitors 5 5%

CooperSurgical
Proven track record of execution & integration
Completed 23 acquisitions in the past 10 years
Strong focus on increasing margins through management expertise and superior manufacturing/distribution capabilities
Recent acquisitions:
$7M $38M Trocar closure systems and pelvic
floor reconstruction procedure kits
Inlet Medical 2005
Not Material $23M Reusable and disposable trocar
access systems
NeoSurg 2005
$9M $27M Medical devices that improve the
management of the surgical site
Lone Star Medical
Products
2006
$10M $20M Diagnostic and therapeutic medical
instruments primarily for in-office
Wallach 2007
Revenues at
Acquisition
Transaction
Size Product Line Company Year
Acquisitions

In Summary

The Cooper Companies
Five Key Takeaways
1. New products and healthy pipeline position Cooper to capture market growth
2. Significantly improved manufacturing capacity within CooperVision will support future growth
3. Solid top line growth, improving operating margins and reduced capital requirements will lead to significant Free Cash Flow
4. Strong focus on the high growth Asia/Pac contact lens market
5. Women’s healthcare franchise delivering solid top-line growth & consistent FCF
Investment Highlights

QUESTIONS?

Contacts:
Robert S. Weiss
President and Chief Executive Officer
Eugene J. Midlock
Senior Vice President and Chief Financial Officer
Albert G. White III
Vice President, Investor Relations & Treasurer
Phone: 925-460-3663
Fax: 925-460-3648
Email: awhite@cooperco.com
Kim Duncan
Director, Investor Relations
Phone: 925-460-3663
Fax: 925-460-3648
Email: kduncan@cooperco.com
The Cooper Companies Contact Info
Corporate Headquarters:
6140 Stoneridge Mall Road, Ste 590
Pleasanton, CA 94588
www.coopercos.com
www.coopervision.com
www.coopersurgical.com